UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                        Date of Report:  August 8, 2002
              (date of eariest event reported:  August 2, 2002)
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                        Commission File Number: 000-24331

                      Raintree Resorts International, Inc.
                     CR Resorts Capital S. de R.L. de C.V. *
             (Exact name of Registrant as Specified in its Charter)

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                Nevada                                       76-0549149
    (State or other jurisdiction                          (I.R.S. Employer
  of incorporation  or organization)                     Identification No.)


                         10000 Memorial Drive, Suite 480
                              Houston, Texas 77024
          (Address of principal executive offices, including zip code)

                                 (713) 613-2800
              (Registrant's telephone number, including area code)


     *CR Resorts Capital, S. de R.L. de C.V., a subsidiary of Raintree Resorts International, Inc., is a co-registrant, formed under the laws of the United Mexican States (Mexican tax identification number CRC 970811E5A).

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Arthur Andersen LLP, the independent accounting firm that audited the financial statements of Raintree Resorts International, Inc. (the "Company") for the years ended December 31, 2000 and December 31, 2001 ceased providing audit services subsequent to the Company reporting its March 31, 2002 quarterly results on Form 10-Q. Arthur Andersen LLP ceased providing and effectively terminated its services without notice in response to its legal problems which has resulted in the winding down of its audit practice.

Arthur Andersen LLP's report on the financial statements of the Company for the fiscal year ended December 31, 2000, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Arthur Andersen LLP's report on the financial statements of the Company for the fiscal year ended December 31, 2001, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, however their opinion was qualified as to uncertainty which relates to the Company continuing as a going concern.

During the fiscal years ended December 31, 2000 and December 31, 2001, and the interim period ended March 31,2002, the registrant had no disagreements with the former independent auditor on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former independent auditor, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the fiscal years ended December 31, 2000 and December 31, 2001, and the interim period ended March 31, 2002 there were no reportable events (as set forth in paragraphs (a) (1) (v) of
Item  304  of  Regulation  S-K   promulgated  by  the  Securities  and  Exchange
Commission).

The Company was informed by Arthur Andersen LLP that it would not respond to the forgoing disclosure due to no longer employing the necessary individuals to produce such response.

The Company has not completed its process for selection of a new independent auditor or engaged a new independent auditor. Upon the engagement of a new independent auditor, the Company will report such event as an amendment to this filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        RAINTREE RESORTS INTERNATIONAL, INC.
                                        CR RESORTS CAPITAL, S. DE R.L. DE C.V.


                                             /s/George E. Aldrich
                                 By:____________________________________________
                                                George E. Aldrich
                                  Senior Vice President - Finance and Accounting